PROPERTY AND EQUIPMENT, NET	6 Months Ended
Dec. 31, 2023
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

NOTE 8. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	June 30,	December 31,	December 31,
	2023	2023	2023
		RMB	US Dollars
	RMB	(Unaudited)	(Unaudited)
Motor vehicles	¥5,176,175	¥3,699,101	$521,007
Office equipment and fixtures	1,440,819	1,401,599	197,411
Production equipment	31,115,843	31,231,574	4,398,875
Leasehold improvement	2,260,000	2,260,000	318,314
Total cost	39,992,837	38,592,274	5,435,608
Less: accumulated depreciation	(14,297,511)	(14,157,788)	(1,994,083)
Less: accumulated impairment	(942,462)	(942,462)	(132,743)
Property and equipment, net	¥24,752,864	¥23,492,024	$3,308,782

Depreciation expenses were ¥1,602,166 and ¥1,426,971 ($200,985) for the six months ended December 31, 2022 and 2023, respectively.

Income from property and equipment disposal was ¥12,782 and ¥32,252 ($4,543) for the six months ended December 31,2022 and 2023, respectively.